                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       [VISTA BANCORP, INC LOGO]
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          [VISTA BANCORP, INC LOGO]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF VISTA BANCORP, INC.:

                  Notice is hereby given that the Annual Meeting of Shareholders of Vista Bancorp, Inc. ("Vista") will be held at 9:30 a.m., prevailing time, on Wednesday, April 22, 1998, at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, for the following purposes:

                  1. To elect three Class C directors to serve for a three-year term and until their successors are duly elected and qualified;

                  2. To fix the number of Class A directors to be elected at three, thereby decreasing the number of Class A directors from four to three;

                  3. To elect one Class A director to serve the remaining term for Class A directors and until his successor is duly elected and qualified;

                  4. To fix the number of Class B directors to be elected at four, thereby creating a vacancy to be filled by election;

                  5. To elect one Class B director to serve the remaining term for Class B directors and until his successor is duly elected and qualified;

                  6. To ratify the selection of Rudolph, Palitz LLP, Certified Public Accountants of Plymouth Meeting, Pennsylvania, as the independent auditors of Vista for the fiscal year ending December 31, 1998;

                  7. To approve the Vista Bancorp, Inc. 1998 Stock Compensation Plan; and

                  8. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                  Only those shareholders of record at the close of business, at 5:00 p.m., on Wednesday, March 11, 1998, will be entitled to notice of and to vote at the Annual Meeting.

                  A copy of Vista's Annual Report for the fiscal year ended December 31, 1997, is being mailed with this notice.

                  You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid Vista in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                           By Order of the Board of Directors




                           Jill A. Pursell, Assistant Vice President/Secretary

March 20, 1998

                              VISTA BANCORP, INC.


                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD APRIL 22, 1998


                                    GENERAL

Introduction, Date, Place and Time of Meeting

                  This Proxy Statement is being furnished for the solicitation by the Board of Directors of Vista Bancorp, Inc. ("Vista"), a New Jersey business corporation, of proxies to be voted at the Annual Meeting of Shareholders of Vista to be held at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, on Wednesday, April 22, 1998, at 9:30 a.m., prevailing time, or at any adjournment or postponement of the Annual Meeting.

                  The principal executive office of Vista is located at 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865. The telephone number for Vista is (908) 859-9500. All inquiries should be directed to Jill A. Pursell, Assistant Vice President/Secretary. This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of Vista on March 20, 1998.

Solicitation

                  Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted for: (1) the election of the three nominees as Class C directors named below; (2) approval to fix the number of Class A directors at three, thereby decreasing the number of Class A directors from four to three; (3) the election of one nominee as Class A director named below; (4) approval to fix the number of Class B directors at four, thereby creating a vacancy to be filled by election; (5) the election of one nominee as Class B director named below; (6) the approval of Rudolph, Palitz LLP, Certified Public Accountants, of Plymouth Meeting, Pennsylvania ("Rudolph, Palitz LLP") as the independent auditors for the fiscal year ending December 31, 1998; and (7) the approval of the Vista Bancorp, Inc. 1998 Stock Compensation Plan. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.

                  The cost of preparing, assembling, mailing and soliciting proxies will be borne by Vista. In addition to the use of the mails, certain directors, officers and employees of Vista intend to solicit proxies personally and by telephone and telefacsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, Vista will reimburse them for their reasonable forwarding expenses.

Right of Revocation

                  A shareholder who returns a Proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to Jill A. Pursell, Assistant Vice President/Secretary, Vista Bancorp, Inc., 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, telephone: (908) 895-9559; (2) executing a later-dated Proxy and giving written notice thereof to the Secretary of Vista; or (3) voting in person after giving written notice to the Secretary of Vista.

Voting Securities, Record Date and Quorum

                  At the close of business on March 11, 1998, Vista had outstanding 4,178,395 shares of common stock, $.50 par value, the only authorized class of stock (the "Common Stock"). A majority of the outstanding shares will constitute a quorum at the Annual Meeting.

                  Only holders of Common Stock of record at the close of business on March 11, 1998, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights exist with respect to the election of directors. Cumulative voting rights mean that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among two or more nominees. On all other matters to come before the Annual Meeting, each share of common stock is entitled to one vote.


                 PRINCIPAL BENEFICIAL OWNERS OF VISTA'S STOCK

Principal Owners

                  The following table sets forth, as of March 11, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of Vista's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of Vista's outstanding Common Stock so owned.

                                                                                Percent of Outstanding
                                            Shares Beneficially                       Common Stock
Name and Address                                 Owned(1)                         Beneficially Owned
----------------                                 --------                         ------------------

Richard A. Cline                                   229,730  (2)                             5.5%
813 South Main Street
Stewartsville, New Jersey 08886

Louis Hajdu                                        223,670  (3)                             5.3%
710 New Brunswick Avenue
Post Office Box 1131
Alpha, New Jersey 08865


                                                                                Percent of Outstanding
                                            Shares Beneficially                       Common Stock
Name and Address                                 Owned(1)                         Beneficially Owned
----------------                                 --------                         ------------------


Phillipsburg National Bank and                     288,843  (4)                             6.9%
  Trust Company
115 South Main Street
P.O. Box 5360
Phillipsburg, New Jersey  08865

-------------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 11, 1998. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Of the 229,730 shares beneficially owned by Mr. Cline, 132,830 shares are held by him individually and 96,900 shares are owned by his spouse individually.
(3) Of the 223,670 shares beneficially owned by Louis Hajdu, 213,785 shares are owned by him individually and 9,885 shares are owned individually by his spouse.
(4) The shares are held in various fiduciary capacities by PNB's trust department or by PNB officers with respect to the bank employee retirement plan.


Beneficial Ownership by Officers, Directors and Nominees

                  The following table sets forth as of March 11, 1998, the amount and percentage of the Common Stock beneficially owned by each director, each nominee for director and all officers and directors of Vista as a group.


Name of Individual                          Amount and Nature of                       Percent
or Identity of Group                     Beneficial Ownership(1)(2)                  of Class(3)
--------------------                     --------------------------                  -----------
Richard A. Cline                               229,730  (4)(5)                          5.5%
Harold J. Curry                                 92,537  (6)                             2.2%
Dale F. Falcinelli                               4,200  (7)                               --
James T. Finegan, Jr.                           28,669  (5)(8)                            --
Barry L. Hajdu                                 203,926  (9)                             4.9%
Barbara Harding                                 47,969  (10)                            1.1%
David L. Hensley                                10,653  (11)(12)                          --
Thomas F. McGinley                             168,924  (13)                            4.0%
Mark A. Reda                                    52,471  (14)                            1.2%
Marc S. Winkler                                  5,631  (15)(16)                          --
J. Marshall Wolff                                6,344  (17)(18)                          --



Name of Individual                          Amount and Nature of                       Percent
or Identity of Group                     Beneficial Ownership(1)(2)                  of Class(3)
--------------------                     --------------------------                  -----------

All Directors and Officers
of the Company as a Group
(11 Directors, 5 Nominees
for Director, 6 Officers,
12 Persons in Total)                              860,470                               20.6%


-------------------------
(1) See footnote (1) under the caption entitled "Principal Owners" for the definition of "beneficial ownership."
(2)     Information furnished by the directors and the Company.
(3)     Less than one percent (1%) unless otherwise indicated.
(4) See footnote (2) under the caption entitled "Principal Owners" for Mr. Cline's beneficial ownership of shares.
(5)     A current Class C director and a nominee for Class C director.
(6) Of the 92,537 shares beneficially owned by Mr. Curry, 64,200 shares are owned by him individually and 28,337 shares are owned individually by his spouse.
(7) The 4,200 shares beneficially owned by Mr. Falcinelli are held in an IRA account with Paine Webber, Inc.
(8) Of the 28,669 shares beneficially owned by Dr. Finegan, 4,558 shares are owned by him individually; 7,909 shares are owned jointly with his spouse; 205 shares are owned individually by his spouse; 50 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for James T. Finegan, III; 50 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for Frances Alexandra Finegan; 1,161 shares are owned by him in an IRA trust account; 1,108 shares are owned by his spouse in an IRA trust account; and 13,628 shares are owned by him in a Profit Sharing Trust.
(9) Of the 203,926 shares beneficially owned by Mr. Hajdu, 9,312 shares are owned by him individually; and 194,614 shares are held in the Hajdu Group Retirement Plan of which Mr. Hajdu is a trustee.
(10) Of the 47,969 shares beneficially owned by Mrs. Harding, 6,128 shares are owned by her individually; 3,093 shares are owned jointly with her spouse; 880 shares are owned individually by her spouse; 722 shares are owned by her in an IRA trust account; 662 shares are owned by her spouse in an IRA trust account; and 36,484 shares are held by the Vista Bancorp, Inc. Employees Pension Plan ("Pension Plan Shares") of which Mrs. Harding is a co-trustee with Mr. Keefe and shares investment and voting power with Mr. Keefe with respect to the Pension Plan Shares. Mrs. Harding disclaims any beneficial ownership interest with respect to the Pension Plan Shares.
(11) Of the 10,653 shares beneficially owned by Mr. Hensley, 3,052 shares are owned by him individually; 4,133 shares are owned jointly with his spouse; and 3,468 shares are owned by him in an IRA trust account.
(12)    A current Class A director and a nominee for Class C director.
(13) Of the 168,924 shares beneficially owned by Mr. McGinley, 28,413 shares are owned by him individually; 82,414 shares are owned jointly with his spouse; 4,000 shares are owned individually by his spouse; 39,097 shares owned by him in an IRA trust account; and 15,000 shares are held with Mr. McGinley as executor of the Estate of John R. McGinley.
(14) Of the 52,471 shares beneficially owned by Mr. Reda, 32,918 shares are owned by him individually; 6,494 shares are owned jointly with his spouse; 695 shares are owned individually by his spouse; 3,449 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for Louis J. Reda; 2,587 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for Marcy
        L. Reda; 5,412 shares are owned by him in an IRA trust account; and 916 shares are owned by his spouse in an IRA trust account.

(15) Of the 5,631 shares beneficially owned by Mr. Winkler, 2,751 shares are owned by him individually; 2,700 shares are owned individually by his spouse in an IRA account with National Financial Services, Corp; 123 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Aaron S. Winkler; 45 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Austin C. Winkler; and 12 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Jonah V. Winkler.
(16)    A current Class A director and a nominee for Class B director.
(17) Of the 6,344 shares beneficially owned by Mr. Wolff, 1,718 shares are owned by him individually; 1,545 shares are owned jointly with his spouse; 342 shares are held by him under a nominee name; and 2,739 shares are owned by Kressler, Wolff and Miller, Inc., a company in which Mr. Wolff serves as President and shares in the voting power.
(18)    A nominee for Class A director.


Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934 requires Vista's officers and directors, and persons who own more than ten percent of a registered class of Vista's equity securities (in this case the Common Stock), to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish Vista with copies of all Section 16(a) forms that they file.

                  Except as stated immediately below and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, Vista believes that, during the period January 1, 1997 through December 31, 1997, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

                  On August 28, 1997, Thomas F. McGinley, the Chairman of Vista, sold 2,000 shares of the Common stock at a price of $15.75 per share or $31,500.00 in aggregate. Mr. McGinley failed to report this sale on Form 4 in a timely manner. Such Form 4 was required to be filed on or before September 10, 1997. Mr. McGinley filed his Form 4 report with the SEC for this sale on September 15, 1997.


                             ELECTION OF DIRECTORS
                           (Items 1, 2, 3, 4 and 5)

                  Vista has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each Annual Meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

                  Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the election of the three nominees for Class C directors, of the one nominee for Class A director, and of the one nominee for Class B director named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of Vista shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors of Vista for any reason may be filled by a majority of the directors then in office until the expiration of the term of vacancy.

                    INCREASE IN NUMBER OF CLASS B DIRECTORS
                  AND DECREASE IN NUMBER OF CLASS A DIRECTORS

                  Article 9 of Vista's Amended Certificate of Incorporation divides the Board of Directors into three classes, as nearly equal in number as possible. Classes A and B are limited to no more than eight directors and Class C is limited to no more than nine directors. Section 205 of Vista's Bylaws states that the exact number of directors to be elected in each class shall be determined by resolution of a majority of the members of the Board of Directors or by resolution of the shareholders.

                  Vista's management decided to submit to the shareholders for their approval resolutions to increase the number of directors to be elected in Class B from three to four and to decrease the numbers of directors to be elected in Class A from four to three. Such changes will then distribute the ten directors as follows: three directors in Class A, four directors in Class B and three directors in Class C.

                  In addition, management decided to move two executive officers who are currently Class A Directors, David L. Hensley and Marc S. Winkler, into different classes in order to evenly distribute the three officer-directors among the three classes of directors. Barbara Harding remains as a Class A Director. David L. Hensley and Marc S. Winkler were nominated as a Class C and a Class B Director, respectively. Messrs. Hensley and Winkler agreed to resign as Class A Directors after they are elected by the shareholders and prior to the reorganization meeting of the Vista Board of Directors, which occurs immediately after the Annual Meeting.

                  The approval of these resolutions require an affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting.


         INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains certain information with respect to the nominees and the director(s) whose terms of office expire in 1998, 1999 and 2000, respectively.

                                        Principal Occupation                               Director Since
Name                        Age          for Past Five Years                             Vista/PNB/TRCB(1)
----                        ---          -------------------                             -----------------

Class C Directors Whose Term Will Expire In 1998 And Nominees For Class C
Directors Whose Term Expires In 2001

Richard A. Cline             64       Retired; Chairman of the Board                      1988/1979/1990
(2)(4)(5)                             of TRCB

James T. Finegan, Jr.        38       Ophthalmologist                                     1995/1993/------
(3)(4)(5)


                                         Principal Occupation                             Director Since
Name                        Age          for Past Five Years                             Vista/PNB/TRCB(1)
----                        ---          -------------------                             -----------------

David L. Hensley             51       Executive Vice President of Vista                   1988/1985/1990
(6)                                   (1988 to present); President and CEO
                                      of PNB; President of PNB (1990
                                      to 1997); Chief Operations
                                      Officer of PNB (1985 to 1997);

Nominee for Class A Director Whose Term Expires 1999

J. Marshall Wolff            51       President of Kressler, Wolff &                      1998/------/1990
(3)                                   Miller, Inc. (Independent Insurance
                                      Agency)

Nominee for Class B Director Whose Term Expires 2000

Marc S. Winkler              41       Executive Vice President of Vista;                  1990/------/1990
(6)                                   President and CEO of TRCB (1996
                                      to present); President of TRCB (1990 to
                                      1996); Senior Vice President, Treasurer,
                                      and Chief Financial Officer of Vista
                                      (1988 to 1993)

Class C Director Whose Term Expires 1998

Thomas F. McGinley           72       Chairman of the Board of Designer                   1988/1965/------
(2)(4)(5)                             Dispatch, Inc., a ribbon distributor

Class A Directors Whose Term Expires In 1999

Barbara Harding              51       President and CEO of Vista;                         1988/1985/1990
                                      Chairman of the Board of PNB;
                                      and CEO of PNB (1985 to 1997)

Mark A. Reda                 46       Vice President of Lou Reda, Inc.,                   1988/1987/------
(2)(3)(5)                             a vendor of office furniture

Class B Directors Whose Term Expires In 2000

Harold J. Curry              66       Attorney-at-Law                                     1988/1978/1990
(2)

Dale F. Falcinelli           49       Principal of D.F. Falcinelli, Inc.                  1993/------/1990
(3)(4)                                (Management Consultant)



                                        Principal Occupation                              Director Since
Name                        Age          for Past Five Years                             Vista/PNB/TRCB(1)
----                        ---          -------------------                             -----------------


Barry L. Hajdu               49       President of Hajdu Construction, Inc.               1997/1997/1997
(2)                                   (Building Contractors)

-------------------------
(1) PNB means The Phillipsburg National Bank and Trust Company and TRCB means Twin Rivers Community Bank.
(2) Member of the Executive Committee. The Executive Committee consists of five (5) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. The Executive Committee reviews personnel policy and issues with respect to compensation, benefits, appointments and promotions and makes recommendations to the Board of Directors. The Executive Committee also reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as Vista's capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings. The Executive Committee met seven (7) times in 1997.
(3)     Member of the Audit Committee. The Audit Committee consists of three
        (3) outside directors as well as one outside director from PNB and TRCB. This committee meets quarterly. The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with Vista's internal auditor, outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. The Audit Committee met seven (7) times in 1997.
(4) Member of the Planning Committee. The Planning Committee consists of four (4) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. Presidents of the subsidiary banks attend on an "as needed" basis. The committee works with management to formulate strategic planning of Vista which encompasses a three year period. The Board of Directors of the subsidiaries forward their strategic plans and opportunities to the Corporate Planning Committee for its review, guidance and/or approval. The Planning Committee did not meet in 1997.
(5) Member of the Retirement Committee. The Retirement Committee consists of four (4) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. The Committee is responsible for evaluating Vista's retirement benefits including the pension plan. The Committee reviews and votes on all proposed changes to the Plan. The Retirement Committee met one (1) time in 1997.
(6)     Messrs. Hensley and Winkler are current Class A Directors.


                  Directors who are not officers received, in 1997, four hundred dollars ($400) for each regular meeting and two hundred dollars ($200) for each special committee meeting of Vista they attended. Subsidiary officers did not receive directors' fees for attendance at their respective committee or board meetings. The Board of Directors of Vista adopted a policy which stated that the Board of Directors will hold monthly meetings during 1997, except for the months of March, June, September and December, for which no meetings were held. The Board of Directors held, in 1997, nine (9) meetings in order to conduct the business of Vista.

                  In 1997, the Board of Directors received $44,100 in the aggregate for attendance at Board and committee meetings.

                  All of the Directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Board of Directors and the committees on which they served.

                  The Board of Directors does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of Vista in accordance with Section 202 of Vista's Bylaws.

Principal Officers

                  The following table sets forth selected information about the principal officers of Vista, each of whom is elected by the Board of Directors of Vista and each of whom holds office at the discretion of the Board of Directors of Vista:

                                                                  Bank             Number of Shares
                                                     Held       Employee            of the Company
Name                       Position                  Since       Since           Beneficially Owned(1)       Age
----                       --------                  -----       -----           ---------------------       ---

Thomas F. McGinley         Chairman                  1994          (2)               168,924 (3)              72
                           of the Board

Harold J. Curry            Vice Chairman             1995          (2)                92,537 (4)              66
                           of the Board

Barbara Harding            President and CEO         1988         1965                47,969 (5)              51

David L. Hensley           Executive Vice            1988         1983                10,653 (6)              51
                           President

William F. Keefe           Executive Vice            1993         1989                45,900 (7)              39
                           President and Chief
                           Financial Officer

Marc S. Winkler            Executive Vice            1998         1988                 5,631 (8)              41
                           President

-------------------------
(1) See footnote (1) under the caption entitled "Principal Owners" for the definition of "beneficial ownership."
(2) Messrs. McGinley and Curry are not full time employees of Vista or the Bank Subsidiaries. Mr. McGinley will retire from the Board of Directors after the Annual Meeting.
(3) See footnote (13) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. McGinley's beneficial ownership.
(4) See footnote (6) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. Curry's beneficial ownership.
(5) See footnote (10) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mrs. Harding's beneficial ownership.
(6) See footnote (11) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. Hensley's beneficial ownership.
(7) Of the 45,900 shares owned by Mr. Keefe, 4,959 shares are owned by him individually; 3,407 shares are owned jointly with his spouse; 700 shares are held for him under a nominee name; 350 shares are owned by him in an IRA trust account; and 36,484 shares are Pension Plan Shares of which Mr. Keefe is a co-trustee with Mrs. Harding and shares investment and voting power with Mrs. Harding with respect to the Pension Plan Shares. Mr. Keefe disclaims any beneficial ownership interest with respect to the Pension Plan Shares.
(8) See footnote (15) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. Winkler's beneficial ownership.

Remuneration of Officers and Directors

                  The following table sets forth all remuneration for services in all capacities paid by the applicable bank subsidiary in 1997 to Barbara Harding, President and Chief Executive Officer of Vista and Chairman of Phillipsburg National Bank; David L. Hensley, Executive Vice President of Vista and President and Chief Executive Officer of Phillipsburg National Bank; Marc S. Winkler, Executive Vice President of Vista and President and Chief Executive Officer of Twin Rivers Community Bank; and William F. Keefe, Executive Vice President and Chief Financial Officer of Vista and Senior Vice President and Chief Financial Officer of Phillipsburg National Bank. No other officer's aggregate salary and bonus exceeded $100,000 during 1997.

                          SUMMARY COMPENSATION TABLE

                                     ------------------------------- -----------------------------------
                                    |                               |                                  |
                                    |                               |      LONG TERM COMPENSATION      |
                                    |                               |----------------------------------|
                                    |                               |                     |            |
                                    |     ANNUAL COMPENSATION       |       AWARDS        |   PAYOUTS  |
------------------------------------|-------------------------------|---------------------|------------|----------
                                    |                       Other   |                     |            |          |
                                    |                      Annual   |Restricted           |            | All Other|
Name and                            | Salary     Bonus    Compensa- |   Stock    Options/ |    LTIP    |  Compen- |
Principal Position            Year  |   ($)       ($)    tion(1)($) |  Award(s)    SARs   | Payouts(2) |  sation  |
------------------------------------|-------------------------------|---------------------|------------|----------|
                                    |                               |                     |            |          |
Barbara Harding, President/   1997  |183,768    26,416     22,692   |    -0-        -0-   |   20,662   |    -0-   |
CEO of Vista and Chairman     1996  |169,520    30,658     23,749   |                     |            |          |
of PNB                        1995  |153,972    24,848     22,456   |                     |            |          |
------------------------------------|-------------------------------|---------------------|------------|----------|
                                    |                               |                     |            |          |
David L. Hensley, Executive   1997  |150,020    21,910     21,994   |    -0-        -0-   |   17,587   |    -0-   |
Vice President of Vista and   1996  |139,048    25,626     21,111   |                     |            |          |
President/CEO of PNB          1995  |128,336    20,932     20,334   |                     |            |          |
------------------------------------|-------------------------------|---------------------|------------|----------|
                                    |                               |                     |            |          |
Marc S. Winkler, Executive    1997  |134,160    11,732     16,024   |    -0-        -0-   |     -0-    |    -0-   |
Vice President of Vista and   1996  |124,020    14,985     14,085   |                     |            |          |
President/CEO of TRCB         1995  |111,956     9,125     13,528   |                     |            |          |
------------------------------------|-------------------------------|---------------------|------------|----------|
                                    |                               |                     |            |          |
William F. Keefe, Executive   1997  |108,056   18,134      12,965   |    -0-        -0-   |   17,587   |    -0-   |
Vice President/ CFO of        1996  |100,048   22,116      13,562   |                     |            |          |
Vista and Sr. Vice            1995  | 89,417   17,483       8,762   |                     |            |          |
President/CFO of PNB                |                               |                     |            |          |
------------------------------------------------------------------------------------------------------------------

-------------------------

(1) Includes directors' fees; life, medical and disability insurance premiums; 401(k) matching contributions; automobile use and social club dues.
(2) Represents the dollar value of Vista common stock awarded under the Employee Incentive Plan.

Report of the Executive Committee on Executive Compensation

                  Executive compensation for the officers of Vista and the Bank Subsidiaries is determined by the Executive Committee of Vista's Board of Directors. The recommendations of the Executive Committee with respect to executive compensation are presented to all members of the Board of Directors for their approval. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by the respective subsidiary bank to the applicable executive.

         Barbara Harding, in her role of President and Chief Executive Officer of Vista, reviews the salaries, bonuses and other compensation of the executive officers of the bank subsidiaries with the Executive Committee. Mrs. Harding submits a written report on executive compensation to the Executive Committee. Mrs. Harding is not present when the Executive Committee reviews and sets her compensation and bonus.

         The following themes or guidelines are used by the Executive Committee in setting compensation:

                 --) Compensation should be meaningfully related to the value created for shareholders.

                 --) Compensation should support the strategic goals and objectives of Vista.

                 --) Compensation should reflect and promote Vista's value, and reward an individual for an outstanding contribution to Vista's success.

                 --) Compensation should be fair and competitive with the banking industry based on Vista's size and regional location.

                                Submitted By The Members Of The
                                Executive Committee

                                Richard A. Cline              Harold J. Curry
                                Thomas F. McGinley            Mark A. Reda
                                Barry L. Hajdu


Stock Performance Graph and Table

                  The following graph and table compare the cumulative total shareholder return on Vista's Common Stock during the period June 30, 1993(1), through and including December 31, 1997, with (i) the cumulative total return on the SNL Securities Corporate Performance Index(2) for 35 publicly-traded banks with total assets of $500 million to $1 billion in the Middle Atlantic area(3), and (ii) the cumulative total return for all United States stocks traded on the NASDAQ Stock Market. The comparison assumes $100 was invested on June 30, 1993, in Vista's Common Stock and in each of the below indices and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

                           Total Return Performance


   400  ---------------------------------------------------------------------
       |                                                                     |
       |                                                                     |
       |                                                                     |
       |                                                                 *   |
   350 |---------------------------------------------------------------------|
       |                                                                     |
       |                                                                     |
       |                                                                 #   |
       |                                                                     |
   300 |---------------------------------------------------------------------|
       |                                                                     |
I      |                                                                     |
N      |                                                                     |
D      |                                                                     |
E  250 |---------------------------------------------------------------------|
X      |                                                    *                |
       |                                                                     |
V      |                                                                 &   |
A      |                                       *                             |
L  200 |----------------------------------------------------#----------------|
U      |                                                    &                |
E      |                                                                     |
       |                                                                     |
       |                        *             #&                             |
   150 |---------------------------------------------------------------------|
       |                                                                     |
       |           *                                                         |
       |                        #                                            |
       |          #&            &                                            |
   100 |---------------------------------------------------------------------|
       | #&*                                                                 |
       |                                                                     |
       |                                                                     |
       |                                                                     |
    50  ---------------------------------------------------------------------
       |           |            |             |             |            |
    6/30/93     12/31/93     12/31/94      12/31/95      12/31/96     12/31/97



                                                            Period Ended
                                 ---------------------------------------------------------------
                                 06/30/93   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                 --------   --------   --------   --------   --------   --------
SNL $500M - $1B Bank Index  #     100.00     113.05     120.69     160.23     200.31     325.62
Nasdaq Total Return         &     100.00     110.56     108.07     152.84     187.99     230.69
Vista                       *     100.00     137.72     158.26     220.38     248.84     351.89

-------------------------
(1) Vista's registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934 was effective on or about April 17, 1993. Vista filed with the SEC its first quarterly report for the period ended June 30, 1993.
(2) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.
(3) The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey and New York, the District of Columbia and Puerto Rico.


Retirement Plan

                  Vista maintains a defined benefit pension plan covering all employees. Benefits under the plan are based on a "Cash Balance" type formula under which hypothetical accounts are maintained for each employee. The initial amount of this account was the actuarial present value of pension benefits earned under a prior formula. In subsequent years, this hypothetical account is increased by an annual addition based on the employee's salary, length of service, and by interest credits. At retirement, the amount in this hypothetical account will be converted to the actuarially equivalent monthly income.

                  Estimated annual benefits payable upon retirement at normal retirement age (age 65) for each named executive are as follows:

                  Barbara Harding           $145,676
                  David L. Hensley          $ 78,497
                  Marc S. Winkler           $135,865
                  William F. Keefe          $114,246

                  These estimates are based on the assumption that base salaries will increase at an annual rate of 5%; that there will be no bonuses for years after 1997; that the federal limit on maximum compensation will grow at a ratio of 3% per year; and that the maximum limit on plan benefits will increase such that it will not limit benefits for these employees.

                  Vista also has a 401(k) Retirement Savings Plan. Under the 401(k) Retirement Savings Plan, employee contributions are partially matched by Vista. Such matching becomes vested proportionally over five years of credited service.

Employee Incentive Plan

                  In 1994, Vista shareholders approved an Employee Incentive Plan. Under the terms of this plan, employees are eligible to receive an incentive bonus based on the Bank Subsidiaries achieving certain performance benchmarks. Moreover, 50% of the amount awarded to executive officers shall be paid in cash and 50% in the form of the Common Stock. Such shares awarded shall be issued as of the last business day of the third fiscal year following the year to which the award relates.

Certain Transactions

                  There have been no material transactions, proposed or consummated, between Vista and the Bank Subsidiaries with any director or executive officer of Vista and the Bank Subsidiaries or any associate of the foregoing persons. Vista and the Bank Subsidiaries have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of Vista and the Bank Subsidiaries and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of Vista and the Bank Subsidiaries. Total consolidated loans outstanding from Vista at December 31, 1997, to Vista's and the Bank Subsidiaries' officers and directors as a group and members of their immediate families and companies in which they have an ownership interest of ten percent (10%) or more was $6.8 million or 15.7% of Vista's total consolidated capital accounts. The largest amount of indebtedness outstanding at any time during fiscal year 1997 to the above identified group was $6.8 million or 15.7% of Vista's total consolidated capital accounts. The interest income earned by Vista on such loans was $406 thousand for 1997. During 1997, advances and repayments on these loans were $10.6 million and $8.3 million, respectively. Such loans do not involve more than the normal risk of collectibility nor do they present other unfavorable features.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                    (Item 6)

                  Unless instructed to the contrary, it is intended that votes will be cast pursuant to the Proxies for the ratification of the selection of Rudolph, Palitz LLP as Vista's independent public accountants for its fiscal year ending December 31, 1998. Vista has been advised by Rudolph, Palitz LLP that none of its members has any financial interest in Vista. Ratification of Rudolph, Palitz LLP will require an affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting. Rudolph, Palitz LLP served as Vista's independent public accountants for Vista for the year ended December 31, 1997.

                  Rudolph, Palitz LLP performed customary audit services and provided assistance in connection with regulatory matters, charging Vista for such services at its customary hourly billing rates. The non-audit services were approved by Vista's Board of Directors, after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusion by Vista's Board of Directors that there was no effect on the independence of the accountants.

                  In the event that the shareholders do not ratify the selection of Rudolph, Palitz LLP as Vista's independent public accountants for the 1998 fiscal year, another accounting firm will be chosen to provide independent public accountant audit services for the 1998 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Rudolph, Palitz LLP as the auditors for Vista for the year ending December 31, 1998.

                  It is understood that even if the selection of Rudolph, Palitz LLP is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of Vista and its shareholders.


                             PROPOSAL TO APPROVE THE
                VISTA BANCORP, INC. 1998 STOCK COMPENSATION PLAN
                                    (Item 7)

Approval of Plan

                  The Corporation's Board of Directors approved the Corporation's 1998 Stock Compensation Plan (the "Plan") on February 20, 1998, subject to the approval of the Corporation's shareholders at the next annual meeting of shareholders. The following information provides a summary of the Plan and is qualified in its entirety by reference to the Plan which is attached hereto, marked Exhibit A and incorporated by reference in its entirety into this Proxy Statement.

Description of the Plan

                  The purpose of the Plan is to enable the Corporation and its subsidiaries to attract and retain capable officers and key employees, and to provide them with incentives to promote the best interests of the Corporation and its subsidiaries. The Plan provides that options to purchase up to 100,000 shares of the common stock of the Corporation may be issued under the Plan, but that no individual participant in the Plan may be issued options to purchase more than 40,000 shares, in the aggregate. Options granted under the Plan may be designated as either options which qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986 ("Incentive Stock Options"), or as options which do not so qualify ("Nonqualified Stock Options").

                  The Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"). The Committee consists of all non-employee members of the Board of Vista. The Committee has authority to determine the persons to whom options will be granted, the number of shares covered by such options and, subject to the terms of the Plan, the terms and conditions thereof. All officers and full-time employees of the Corporation are eligible to receive options.

                  The option price for each share of common stock covered by an option granted under the Plan shall be fixed by the Committee, but shall not be less than the fair market value of a share of common stock on the date such option is granted. If available, the fair market value of a share of common stock on a day shall be the mean between the closing bid and the closing asked price of a share of stock as reported by the NASDAQ Market System or such other entity as the Committee may select from time to time. If no such bid and asked price is available, then the fair market value shall be the mean between the highest and lowest selling prices quoted by such entity as the Committee may select or, if no such prices are available, fair market value shall be determined using such other method as permitted under the Internal Revenue Code and adopted by the Committee from time to time.

                  No option may be granted under the Plan after February 19, 2008. Options shall be exercisable in such installments and on such dates as the Committee may specify, and no option may have a term in excess of ten years from the date of grant. An option generally may only be exercised while the optionee remains an employee of the Corporation or a related corporation, but may be exercised up to three months after a termination of employment due to retirement or termination by the Corporation without cause, or up to one year following a termination of employment due to the death or disability of the optionee.

                  In the case of an Incentive Stock Option granted to an individual owning more than 10% of the total combined voting power of all shares of stock of the Corporation or a related corporation at the time of grant, the option price shall be no less than 110% of the fair market value of the shares covered by the Incentive Stock Option on the date of grant, and the term of the Incentive Stock Option shall not exceed five years from the date of grant. The aggregate fair market value, determined as of the time of grant, of the shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Any options granted to an optionee in excess of the foregoing limitation shall be Nonqualified Stock Options.

                  During an optionee's lifetime, such option may only be exercised by the optionee, or in the event of the optionee's legal disability, by his legal representatives. No option granted under the Plan may be transferred except by will or by the laws of descent and distribution.

                  The Committee has discretion to impose additional conditions on the exercise of options and may restrict the transfer of shares purchased upon the exercise of options. In the event of a change in control of the Corporation, as defined in the Plan, all outstanding options will become 100% vested, and the Committee shall have discretion to provide an accelerated termination date for options granted under the Plan. In the event of such an accelerated termination date, each optionee will be entitled to receive an amount equal to the excess of the fair market value of the shares covered by such optionee's options over the option price of such options. Such amount will be in payable in cash, in property payable in the change in control transaction, or a combination thereof, as determined by the Committee.

                  The Plan may be suspended, discontinued or amended from time to time by the Board of Directors without shareholder approval, provided that approval by the affirmative vote of the holders of a majority of all securities present in person or by proxy and entitled to vote at a duly called shareholders' meeting shall be required to amend the Plan to materially increase the benefits accruing to participants under the Plan; increase the number of shares available for issuance under the Plan (other than as a result of adjustments made upon stock dividends; stock splits and other changes in the capitalization of the Corporation); modify the requirements as to eligibility for participation in the Plan; or increase the cost of the Plan to the Company. No amendment or discontinuation of the Plan may materially impair the rights of any holder of an outstanding option without the consent of the holder of such option.

Federal Income Tax Consequences

         Incentive Stock Options

                  There is no immediate federal income tax consequence to either the optionee or the Corporation upon the grant of an Incentive Stock Option. The optionee will not have to recognize any income upon the exercise of an Incentive Stock Option, and the Corporation will not be allowed any deduction, as long as the optionee does not dispose of the shares so acquired (the "Option Shares") within two years from the date the Incentive Stock Option was granted or within one year from the date the Option Shares were transferred to the optionee (the "Holding Period Requirement"). Upon a sale of the Option Shares after meeting the Holding Period Requirement, the optionee will recognize a capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such Option Shares, but no deduction will be allowed to the Corporation. Any capital gain recognized by an optionee from a sale of Option Shares will be taxed at a maximum rate of 20% if the Option Shares were held for more than 18 months, or a maximum rate of 28%, if the Option Shares were held for at least one year, but not more than 18 months.

                  If an optionee disposes of Option Shares before the Holding Period Requirement is satisfied, the optionee will recognize ordinary income in the year of disposition, and the Corporation will be entitled to a corresponding deduction, in an amount equal to the lesser of (a) the excess of the fair market value of the Option Shares on the date of exercise over the option price of the Option Shares or (b) the excess of the amount realized from such disposition over the option price of the Option Shares. Where Option Shares are sold before the Holding Period Requirement is satisfied, the optionee will also recognize a short-term capital gain to the extent that the amount realized from the disposition of the Option Shares exceeded the fair market value of the Option Shares on the date of exercise.

                  An optionee may under certain circumstances be permitted to pay all or a portion of the option price of an Incentive Stock Option by delivering common stock of the Corporation. If the common stock delivered by an optionee as payment of the option price was acquired through a prior exercise of an Incentive Stock Option or an option granted under an employee stock purchase plan, and if the holding period requirements applicable to such common stock have not yet been met, the delivery of such common stock to the Corporation could be treated as a taxable sale or disposition of such stock. In general, where an optionee pays the option price of an Incentive Stock Option by delivering common stock of the Corporation, the optionee will have a zero tax basis in the Option Shares received that are in excess of the number of shares of common stock delivered in payment of the option price. Optionees should consult their personal tax advisors before using common stock of the Corporation to pay all or a portion of the option price of an option granted under the Plan.

                  For alternative minimum tax purposes, regardless of whether the optionee satisfies the Holding Period Requirement, the excess of the fair market value of the Option Shares on the exercise date over the option price will be treated as a positive adjustment to the optionee's alternative minimum taxable income for the year the Incentive Stock Option is exercised. If the Option Shares are disposed of in the year the Incentive Stock Option was exercised, however, the positive adjustment taken into account for alternative minimum tax purposes will not exceed the gain realized on such sale. Exercise of an Incentive Stock Option may thus result in liability for alternative minimum tax.

         Nonqualified Stock Options

                  There is no federal income tax consequence to either the optionee or the Corporation upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Option Shares so purchased on the date of exercise over the option price, and the Corporation will be entitled to a federal income tax deduction of the same amount. An optionee's tax basis in Option Shares acquired upon exercise of a Nonqualified Stock Option will equal the fair market value of such Option Shares on the date of exercise, and any subsequent gain or loss from the sale of such Option Shares will be a short-term, mid-term or long-term capital gain or loss, depending upon the holding period of such Option Shares.

                  If an optionee pays the option price of a Nonqualified Stock Option by surrendering shares of common stock held by the optionee then, to the extent the Option Shares received upon exercise of the option do not exceed the number of shares delivered, the optionee will be treated as making a tax-free exchange of stock and the new Option Shares received will have the same tax basis and holding period as the shares given up. In such case, the optionee will recognize ordinary compensation income in an amount equal to the fair market value of the Option Shares received in excess of the shares delivered in payment of the option price. The basis of such additional Option Shares will equal their fair market value on the date the option was exercised.

Recommendation of the Board of Directors

                  The Plan and all options previously granted under the Plan will terminate and be of no force or effect unless the Plan is approved by the affirmative vote of the holders of a majority of all securities present in person or by proxy and entitled to vote at the 1998 Annual Meeting, and if a quorum representing a majority of all such securities is present and voting on the Plan. Abstentions will have the same effect on the outcome of such vote as a "no" vote. If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE VISTA BANCORP, INC. 1998 STOCK COMPENSATION PLAN.


                               LEGAL PROCEEDINGS

General

                  In the opinion of the management of Vista, there are no proceedings pending to which Vista and the Bank Subsidiaries are a party or to which their property is subject, which, if determined adversely to Vista and the Bank Subsidiaries would be material in relation to Vista's consolidated undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of Vista and the Bank Subsidiaries. In addition, no material proceedings are pending or are known to be threatened or contemplated against Vista and the Bank Subsidiaries by government authorities.

Environmental Issues

                  There are several federal and state statutes that govern the obligations of financial institutions with respect to environmental issues. Besides being responsible under such statutes for its own conduct, a bank also may be held liable under certain circumstances for actions of borrowers or other third parties on properties that collateralize loans held by the bank. Such potential liability may far exceed the original amount of the loan made by the bank. Currently, the Bank Subsidiaries are not parties to any pending legal proceedings under any environmental statute nor are the Bank Subsidiaries aware of any circumstances that may give rise to liability to them under any such statute.


                                 ANNUAL REPORT

                  A copy of Vista's Annual Report for its fiscal year ended December 31, 1997, is being mailed with this Proxy Statement. A representative of Rudolph, Palitz LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the Annual Meeting. This representative of Rudolph, Palitz LLP will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.

                              SHAREHOLDER PROPOSALS

                  Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in Vista's proxy statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Vista Bancorp, Inc. at the principal executive offices of Vista at 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, not later than Wednesday, November 18, 1998.


                                  OTHER MATTERS

                  The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting; but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.


                             ADDITIONAL INFORMATION

                  Upon written request of any shareholder, a copy of Vista's report on Form 10-K for its fiscal year ended December 31, 1997, including the financial statements and the schedules thereto, required to be filed with the SEC, may be obtained without charge from Jill A. Pursell, Assistant Vice President/Secretary, Vista Bancorp, Inc., 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865.

                  A copy of the Annual Disclosure Statement of The Phillipsburg National Bank and Trust Company and the Twin Rivers Community Bank may be obtained, without charge from V. Daniel Smoker, Vice President and Controller of Vista Bancorp, Inc., 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865.


-------------------------------------------------------------------------------

                        Admittance to the Annual Meeting

                  In order to accommodate our shareholders, admission to the Annual Meeting must be limited to shareholders, proxies, press and meeting staff. A Welcome Desk will be set up to greet meeting attendees.

                  If you hold stock through a bank, broker or otherwise, please be prepared to furnish an account statement from your bank or broker, a copy of a proxy card mailed to you, or other proof of ownership of Vista Bancorp, Inc. Common Stock.

-------------------------------------------------------------------------------

                                                                       EXHIBIT A


                VISTA BANCORP, INC. 1998 STOCK COMPENSATION PLAN

1.       Purpose
         -------

         The Vista Bancorp, Inc. 1998 Stock Compensation Plan (the "Plan") is intended to enable Vista Bancorp, Inc. (the "Company") and any Parent or Subsidiary Corporation of the Company to attract and retain capable officers and key employees, and to provide them with incentives to promote the best interests of the Company and its Parent and Subsidiaries through the granting of Incentive Stock Options and Nonqualified Stock Options (collectively, the "Options") to acquire Company stock.

2.       Definitions
         -----------

         For purposes of the Plan the words and phrases used herein shall have the following meanings:

         (a)      "Board" shall mean the Board of Directors of Vista Bancorp,
                  Inc.

         (b) "Cause" shall include, but not be limited to dishonesty, conviction of a felony, misappropriation of funds, commission of any crime or fraud against the Company or its property, any crime involving moral turpitude or reasonably likely to bring discredit upon the Company, material failure to perform or meet any standards of performance established by the Company with respect to any services to be provided to the Company, and any violation of the Company's operating policies, or other proper cause determined in good faith by the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d)      "Exchange Act" shall mean the Securities and Exchange Act of
                  1934.

         (e) "Incentive Stock Options" shall mean options which are intended to qualify as incentive stock options within the meaning of section 422 of the Code, and which are designated as incentive stock options in the applicable Option Agreement.

         (f) "Nonqualified Stock Options" shall mean options which are not intended to qualify as incentive stock options, and which are designated as nonqualified stock options in the applicable Option Agreement.

         (g) "Parent" shall mean any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a parent of the Company under the definition of "parent corporation" contained in section 424(e) of the Code, or any similar provision hereafter enacted.

         (h) "Related Corporation" shall mean any corporation which is a Subsidiary or Parent of the Company.

         (i) "Subsidiary" shall mean any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted is a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code, or any similar provision hereafter enacted.

3.       Administration
         --------------

         Except as otherwise provided below, the Plan shall be administered by a Compensation Committee of the Board (the "Committee") which shall be composed of at least 3 members of the Board. No member of the Committee shall be eligible to participate in the Plan nor shall any members of the Committee have been eligible to participate in the Plan for a period of at least 1 year prior to their election to serve on the Committee.

         Subject to the terms of the Plan, the Committee shall have the authority to determine the persons to whom Incentive Stock Options and Nonqualified Stock Options shall be granted under the Plan, and to the date of grant and the other terms and conditions thereof. The Committee shall have the authority to establish, from time to time, such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to make such determinations and interpretations under or in connection with the Plan and the Options granted hereunder, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders, employees (including former employees), and any related corporation, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted hereunder.

4.       Eligibility
         -----------

         The persons eligible to participate in the Plan shall be the officers, and all full-time employees of the Company and related corporations who may be designated by the Committee. The persons eligible to receive Options under the Plan are hereinafter referred to as "Eligible Individuals."

         Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan to an Eligible Individual, within the discretion of the Committee; provided, however, that Incentive Stock Options shall only be granted to persons who are employees of the Company or a Related Corporation.

5.       Stock Subject to the Plan
         -------------------------

         Subject to the provisions of Section 9 hereof, 100,000 (the "Shares") of $00.50 par value common stock of the Company (the "Common Stock"), shall be available for the grant of Options under the Plan. The maximum number of Options which may be granted to any one Eligible Individual under this Plan is 40,000. Shares issuable under the Plan shall be authorized but unissued shares of the Company.

         If any Option granted under the Plan expires or otherwise terminates, in whole or in part, without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of new Options under the Plan as fully as if such Shares had never been subject to an Option.

6.       Option Grants
         -------------

         From time to time until the expiration or earlier termination of the Plan, the Committee may, within its discretion, grant Options to Eligible Individuals (hereinafter referred to as "Optionees"), under the Plan, provided, however, that grants of Incentive and Nonqualified Stock Options shall be separate and not in tandem.

7.       Terms and Conditions of Options
         -------------------------------

         Options granted pursuant to the Plan to such Eligible Individuals shall be in such form as the Committee shall from time to time approve, and shall be subject to the following terms and conditions to the extent such terms and conditions are applicable to such Option:

         (a)      Price.
                  ------

                  (I) Incentive Stock Options. The option price per Share under each Option granted under the Plan as an Incentive Stock Option shall be determined and fixed by the Committee in its discretion, but shall not be less than 100% of the fair market value of the Shares on the date of grant of such Option. The fair market value of a Share on any day shall mean: (i) the mean between the closing bid and closing asked prices of a share as reported by the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ") or such other entity as the Committee may select for such purpose from time to time, or if not available; (ii) the mean between the highest and lowest selling prices of a Share on the date of grant, quoted by such entity as the Committee may select for such purpose from time to time, or if not available; (iii) such other method of determining fair market value as shall be permitted by the Code or the rules or regulations thereunder, and adopted by the Committee from time to time.

                  (II) Nonqualified Stock Options. The option price per share under each Option granted under the Plan as a Nonqualified Option shall be determined and fixed by the Committee in its discretion, but shall not be less than 100% of the fair market value of such Shares on the date of grant of such Option (determined as provided in Subsection (a)(I) above).

         (b) Term. Subject to earlier termination as provided in Subsections (c) through (g) below and in Section 10 hereof, and except as otherwise provided in Subsection (j) below, the duration of each Option shall not be more than 10 years from the date of grant.

         (c) Exercise and Payment. Options shall be exercisable in such installments and on such dates as the Committee may specify, provided that the Committee may determine that Options shall become immediately exercisable in whole or in part in the event of termination of employment by reason of death, disability or retirement in accordance with the retirement policy of the Company or any Related Corporation, for any business reasons or with the express consent of the Committee. Except as otherwise provided in Subsections (d) through (g) below, Options shall only be exercisable by an Optionee while an Optionee remains in the employ of the Company or a Related Corporation. Any Option Shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option in accordance with Section 7. Options may be exercised, in whole or in part, from time to time, by giving written notice of exercise to the Company at its principal office, specifying the number of Shares to be purchased, and accompanied by payment in full of the aggregate purchase price for such Shares. Only full Shares shall be delivered, and any fractional share which might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited.

                  The purchase price shall be payable in cash, or by check, bank draft, or postal or express money order, or any other form, including Company stock, as determined by the Committee, in its discretion.

         (d) Termination of Optionee's Employment. If an Optionee's employment with the Company and all related corporations is terminated for any reason, without "Cause", other than by reason of death, Disability, or retirement (as described in Subsections (e), (f) and (g) below) prior to the expiration of the original term of his Option ("Expiration Date") such Option shall terminate 3 months after such termination of employment. For purposes of this Subsection, an Optionee's employment relationship shall be considered as continuing intact while the Optionee is on military leave, sick leave, bona fide leave of absence in accordance with general corporate policies, federal or state family leave, or other leave if the period of such leave does not exceed 3 months, unless the Optionee's right to reemployment with the Company or a Related Corporation is guaranteed either by statute or contract. In the event of any termination for "Cause", any and all Options that have not yet become exercisable shall immediately terminate, except as required otherwise under any state statutes.
                                     A-4

         (e) Death of Optionee. If an Optionee's employment is terminated by reason of his death prior to the Expiration Date of his Option, or if an Optionee whose employment is terminated as a result of retirement or disability (as described in Subsection (f) and (g) below) shall die following the Optionee's termination of employment but prior to the Expiration Date of any Option or expiration of the period determined under Subsections (f) or (g) below, if earlier, such Option may be exercised by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of the Optionee's death, or to any greater extent permitted by the Committee, at any time prior to the earlier of: (i) 1 year following the date of the Optionee's death; or (ii) the Expiration Date of such Option (which, in the case of death following a termination of employment pursuant to Subsections (f) or (g) below, shall be deemed to mean the expiration of the exercise period determined thereunder).

         (f) Disability of Optionee. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during the Optionee's employment with the Company or a Related Corporation, and the Optionee's employment with the Company and all Related Corporations is terminated as a consequence of such disability prior to the Expiration Date of his Option, any Option may be exercised by the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised under the Option on the date of such termination of employment, or to any greater extent permitted by the Committee, at any time prior to the earlier of: (i) 1 year following the date of the Optionee's termination of employment; or (ii) the Expiration Date of such Option. In the event of the Optionee's legal disability such Option may be so exercised by the Optionee's legal representative.

         (g) Retirement of Optionee. If an Optionee retirees in accordance with the retirement policy of the Company or any Related Corporation, or otherwise retires with the express consent of the Committee after age 55, and the Optionee's employment with the Company and all Related Corporations is terminated as a consequence of such retirement prior to the Expiration Date of the Optionee's Option, such Option may be exercised by the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of the Optionee's retirement, or to any greater extent permitted by the Committee, at any time prior to the earlier of: (i) 3 months after the date of retirement; or (ii) the Expiration Date of such Option.

         (h) Transferability. No Option shall be assignable or transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, or in the event of the Optionee's legal disability, by his legal representatives.

         (i) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his Option until the issuance of a stock certificate to the Optionee representing such Shares.

         (j) Ten Percent Shareholder. Notwithstanding any other provision of the Plan, if an Eligible Individual owns more than 10% of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an Incentive Stock Option is granted to such Eligible Individual, or would exceed such 10% limitation upon any such grant, the price of any Incentive Stock Option shall not be less than 110% of the fair market value of the optioned Shares on the date the Incentive Stock Option is granted for Options over such limit, and such Incentive Stock Option by its terms shall not be exercisable after the expiration of 5 years from the date the Incentive Stock Option is granted. For purposes of this Subsection, an Eligible Individual shall be considered to own any shares of the Company or a Related Corporation which are attributable to such Eligible Individual under section 424(d) of the Code.

         (k) Annual Limit on Grant of Incentive Stock Options. The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other Incentive Stock Option plan of the Company or a Related Corporation) shall not exceed $100,000. To the extent any option grant would cause any options to be exercisable in excess of the limitation, such options shall automatically be treated as Nonqualified Stock Options.

         (l) Option Agreement and Further Conditions. As soon as practicable after the grant of an Option, each Optionee shall enter into, and be bound by the terms of, a stock option agreement (the "Option Agreement") which shall state the number of Shares to which the Option pertains and specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. The Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan (and, in the case of Incentive Stock Options, the provisions of section 422(b) of the Code) as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

         (m) Withholding. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable Federal, state and local tax withholding requirements.

8.       Listing and Registration of Shares
         ----------------------------------

         Each Option under the Plan shall be subject to the requirement that, if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under the laws of any jurisdiction, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the acquisition of Shares thereunder, or that action by the Company or the Optionee should be taken in order to obtain an exemption from any such requirement, then no such Option may be exercised in whole or in part and no certificate representing Shares shall be issued unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken on conditions acceptable to the Committee. Each Optionee or any legal representative or beneficiaries, also may be required to give satisfactory assurance that Shares acquired upon exercise of an Option are being acquired for investment and not with a view to distribution, and certificates representing such Shares may be legended accordingly. Such Shares shall be transferable thereafter only if the proposed transfer is permissible under the Plan and the Option Agreement and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer shall at such time be in compliance with applicable securities laws.

9.       Adjustments
         -----------

         In case the Company shall: (i) declare a dividend or dividends on its Shares payable in shares of its capital stock; (ii) subdivide its outstanding Shares; (iii) combine its outstanding Shares into a smaller number of Shares; or
(iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, the Committee may make such adjustments in the number of Shares subject to unexercised Options and the option prices as it deems equitable. Each Optionee will be notified of any such adjustment and any such adjustment, or the failure to make such adjustment, shall be binding on the Optionee.

10.      Change in Control.
         ------------------

         Notwithstanding any provision to the contrary, in the event of any "Change in Control", all outstanding Options shall immediately become 100% vested. As used herein, the term "Change in Control" shall mean: (i) the acquisition of ownership of stock of the Company, by any person (including, without limitation, a corporation, trust, partnership, joint venture, limited liability company (a "Person") or by any group of Persons), whether directly, indirectly, beneficially or of record, which acquisition, together with stock held by such person or group, represents more than 50% of the total voting power of all outstanding stock of the Company (provided that no Change in Control shall occur under this subparagraph (i) if the Person acquiring any additional stock already possessed more than 50% of the total fair market voting power of the stock of the Company); (ii) any merger or consolidation of the Company which the stockholders of the Company before such merger or consolidation do not, as a result of the merger or consolidation, own at least 50% of the merger or consolidation; or (iii) any nomination
                                     A-7
and election of 50% or more of all members of the Board of Directors of the Company within a 24-month period whose election is without the recommendation of the Board. "Change in Control" shall not include acquisition of the Company's stock by any Company employee benefit plans or action by the members of the Board of Directors when acting as the Board of Directors.

11.      Cash Out of Options.
         --------------------

         In the event of any transaction that constitutes a Change in Control as defined in Section 10, the Committee, in its sole discretion, may determine that each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option. Such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine.

12.      Amendment or Discontinuance of the Plan
         ---------------------------------------

         The Board at any time, and from time to time, may suspend or discontinue the Plan or amend it in any respect whatsoever, provided, however, that, without the approval by the affirmative vote of the holders of a majority of all securities present in person or by proxy and entitled to vote at a duly called shareholders' meeting at which a quorum representing a majority of all such securities is present and voting on the amendment, the Plan may not be amended so as to materially: (a) increase the benefits accruing to participants under the Plan; (b) increase the number of Shares which may be issued under the Plan (except for adjustments permitted or required under Section 9 hereof); (c) modify the requirements as to eligibility for participation in the Plan; or (d) increase the cost of the Plan to the Company; and provided further, that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

13.      Absence of Rights
         -----------------

         The recommendation or selection of an Eligible Individual as a recipient of an Option under the Plan shall not entitle such person to any Option unless and until the grant actually has been made by appropriate action of the Committee; and any such grant is subject to the provisions of the Plan. Furthermore, the granting of an Option to a person shall not entitle that person to continued employment by the Company or a Related Corporation or affect the terms and conditions of such employment, and the Company shall have the absolute right, in its discretion, to retire such person in accordance with its retirement policies or otherwise to terminate his employment, whether or not such termination may result in a partial or total termination of any Options.

14.      Application of Funds
         --------------------

         The funds received by the Company upon the exercise of Options and otherwise under the Plan shall be used for general corporate purposes as permitted by law.
                                     A-8

15.      Plan Adoption.
         --------------

         This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter, provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders. If the Plan is not approved by the affirmative vote of the holders of a majority of all securities present in person or by proxy and entitled to vote at a duly called shareholders' meeting at which a quorum representing a majority of all such securities is present and voting on this Plan, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

16.      No Obligation to Exercise Option or SAR
         ---------------------------------------

         The granting of an Option shall impose no obligation upon an Optionee to exercise any such Option.

17.      Disqualifying Disposition of Option Shares
         ------------------------------------------

         The Optionee agrees to give written notice to the Company at its principal office, if a "disposition" of the Shares acquired through exercise of Incentive Stock Options granted hereunder occurs at any time within 2 years after the Grant Date or within 1 year after the transfer to the Optionee of such Shares. For purposes of this Section, the term "disposition" shall have the meaning assigned to such term by section 424(c) of the Code.

18.      Gender and Number
         -----------------

         The masculine gender, where appearing herein, shall be deemed to include the feminine gender, and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

19.      Governing Law
         -------------

         This Agreement shall, to the maximum extent possible, be construed in the manner consistent with the Code provisions concerning Incentive and Nonqualified Stock Options, and its interpretation shall otherwise be governed by the laws of the State of New Jersey, except as otherwise presented by ERISA.

20.      Termination of Plan
         -------------------
         No Options may be granted after January 1, 2008, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or vested, as the case may be, or are terminated in accordance with the Plan.

                              VISTA BANCORP, INC.
                                     PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Thomas J. McGinley, F. Hughes Vliet and Bruce A. Jones and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Vista Bancorp, Inc. ("Vista") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Vista to be held at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, on Wednesday, April 22, 1998, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1. Election of Class C Directors.
  / / FOR all nominees listed below            / / WITHHOLD AUTHORITY to
    (except as marked to the contrary below)   vote on all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).
         Richard A. Cline, James T. Finegan, Jr. and David L. Hensley

                    ---------------------------------------
2. Approval to fix the number of Class A directors to be elected at three, thereby decreasing the number of Class A directors from four to three.
                            / / FOR     / / AGAINST

3. Election of Class A Director.
  / / FOR the nominee listed below              / / WITHHOLD AUTHORITY to
    (except as marked to the contrary below)    vote on the nominee listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).       J. Marshall Wolff

                    ---------------------------------------
4. Approval to fix the number of Class B directors to be elected at four, thereby creating a vacancy to be filled by election.
                            / / FOR     / / AGAINST
                  (Continued and to be signed on reverse side)

5. Election of Class B director.
   / / FOR the nominee listed below               / / WITHHOLD AUTHORITY to
      (except as marked to the contrary below)        vote on the nominee listed
                                                      below
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).          Marc S. Winkler

                    ---------------------------------------
6. Ratification of the selection of Rudolph, Palitz LLP, Certified Public Accountants, as the auditors of Vista for the year ending December 31, 1998.
                            / / FOR     / / AGAINST
7. Approval of the Vista Bancorp, Inc. 1998 Stock Compensation Plan.
                            / / FOR     / / AGAINST
8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.
                                              THIS PROXY, WHEN PROPERLY SIGNED,
                                              WILL BE VOTED IN THE MANNER
                                              DIRECTED HEREIN BY THE
                                              UNDERSIGNED SHAREHOLDER. IF NO
                                              DIRECTION IS MADE, THIS PROXY
                                              WILL BE VOTED FOR ALL NOMINEES
                                              LISTED ABOVE AND FOR PROPOSALS 2,
                                              4, 6 AND 7.

                                              Dated: --------------------, 1998

                                              ---------------------------------

                                              ---------------------------------
                                                        Signatures(s)
                                              / / PLEASE CHECK HERE IF YOU PLAN
                                                  TO ATTEND THE ANNUAL MEETING.
THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO VISTA IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER MUST SIGN.